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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 14, 2004



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

               MICHIGAN                                38-1999511
    (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)                Identification No.)

       25505 W. TWELVE MILE ROAD, SUITE 3000         48034-8339
                SOUTHFIELD, MICHIGAN                 (Zip Code)
       (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (248) 353-2700









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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

                  99.1     Press Release dated May 14, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 14, 2004, Credit Acceptance Corporation (the "Company") issued a press release announcing its financial results for the three months ended March 31, 2004. The press release, dated May 14, 2004, is attached as Exhibit 99.1 to this Form 8-K.

     The financial information included in the press release includes a presentation of net income excluding certain items, in addition to the presentation of the Company's reported net income. The Company believes this information is helpful to investors in measuring the performance of the business, in that excluding the impact of certain items and foreign exchange losses on forward contracts more accurately reflects the financial performance of the business and allows shareholders to better compare results between periods and make more informed assumptions about future results.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CREDIT ACCEPTANCE CORPORATION
                                 (Registrant)

                                 By: /s/ Douglas W. Busk
                                 Douglas W. Busk
                                 Chief Financial Officer and Treasurer
                                 May 17, 2004



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                                INDEX OF EXHIBITS

     EXHIBIT NO.                   DESCRIPTION
     -----------       ---------------------------------------
        99.1           Press Release dated May 14, 2004.